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                                                         EXHIBIT 23.10



                     CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Paging and Cellular of Texas:

We consent to the incorporation by reference in the Registration Statement on Form S-8 of ProNet Inc. of our report dated September 8, 1995, relating to the financial statements of Paging and Cellular of Texas, which report appears in the Form 8-K of ProNet Inc.


                                   /s/ KPMG Peat Marwick LLP
                                   -----------------------------
                                       KPMG Peat Marwick LLP

December 18, 1995
Houston, Texas